UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 13, 2009

Trinity Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2525 Stemmons Freeway, Dallas, Texas		75207-2401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-631-4420

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 13, 2009, the Board of Directors (the "Board") of Trinity Industries, Inc. (the "Company"), approved and adopted an amendment to the Company’s Supplemental Retirement Plan (the "Supplemental Plan") designed to reduce future retirement plan costs. This amendment provides that all future benefit accruals under the Supplemental Plan will automatically cease effective March 31, 2009, and the accrued benefits under the Supplemental Plan will be determined and frozen as of that date. Mr. Timothy R. Wallace, the Company’s Chairman, Chief Executive Officer, and President, is the only current employee who participates in the Supplemental Plan; his benefits under the Supplemental Plan as of March 31, 2009 will be determined and frozen as of that date. A copy of the amendment to the Supplemental Plan is attached hereto as Exhibit 10.7.1.

In addition to the action described in this Item 5.02(e), the Board also authorized certain modifications to the Trinity Industries, Inc. Standard Pension Plan and the Company’s 401(k) Plan, which are described in Item 8.01 below.

Item 8.01 Other Events.

On February 13, 2009, the Board approved and adopted an amendment to the Trinity Industries, Inc. Standard Pension Plan (the "Pension Plan"). This amendment is designed to reduce future pension costs and provides that, effective March 31, 2009, all future benefit accruals under the Pension Plan will automatically cease for all participants, and the accrued benefits under the Pension Plan will be determined and frozen as of that date. The amendment to the Pension Plan will not affect other benefits earned by participants prior to March 31, 2009.

In addition, on February 13, 2009, the Board, in connection with its decision to freeze the Company’s Pension Plan, approved and adopted an amendment to the Company’s 401(k) Plan effective commencing with the 2009 Plan year to (i) allow the current participants in the Company’s Pension Plan to participate in the enhanced portion of the Company’s 401(k) Plan which provides for potential annual contributions by the Company to the participating employee’s account of up to an additional 3% of an employee’s base pay (subject to the Internal Revenue Service limit for 401(k) plans ($245,000 in 2009)) depending upon years of service (the "Annual Retirement Contribution") and (ii) require Board approval for the Company to make the 401(k) Company match and the Annual Retirement Contribution.

Item 9.01 Financial Statements and Exhibits.

(a) – (c) Not applicable.

(d) Exhibits:

Exhibit Number / Description of Amendment

10.7.1 Amendment No. 1 to Trinity Industries, Inc. Supplemental Retirement Plan as Amended and Restated effective January 1, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

February 17, 2009	By:	William A. McWhirter II

Name: William A. McWhirter II
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.7.1	Amendment No. 1 to Trinity Industries, Inc. Supplemental Retirement Plan as Amended and Restated effective January 1, 2009.